UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

January 12, 2006

COLGATE-PALMOLIVE COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-644-2	13-1815595
(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 12, 2006, the Board of Directors of Colgate-Palmolive Company elected Mr. J. Pedro Reinhard to the Board of Directors. Mr. Reinhard is the former Executive Vice President and Chief Financial Officer of The Dow Chemical Company and brings extensive global business experience to the Colgate Board from his 35 years of service at Dow. With the addition of Mr. Reinhard, the Board now has nine members.

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On January 12, 2006 the Board of Directors amended By-law 50 of the Company, entitled “Certficates of Stock,” to clarify that all signatures on the Company’s stock certificates may be facsimiles. The text of the amended by-law is filed as Exhibit 99 hereto.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed with this document:

Exhibit Number	Description
99	Text of By-law 50, as amended on January 12, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2006	COLGATE-PALMOLIVE COMPANY

	By	/s/ Andrew D. Hendry
	Name:	Andrew D. Hendry
	Title:	Senior Vice President, General Counsel and Secretary